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                                                                    Exhibit 23.1

             CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 28, 1995, in the Registration Statement (Form S-4 No. 33-98876) and related Prospectus of Sunshine Mining and Refining Company filed with the Securities and Exchange Commission.





                                              ERNST & YOUNG LLP


Dallas, Texas
February 6, 1996